Prospectus
This Prospectus describes the Fund listed below. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.
Fund+	Share Class (Ticker)
1290 Equity 500 Index Fund	Class E (TNIEX)
+
The Fund’s shares are not offered for sale in all states.

November 2, 2026
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
1290 Funds® is a registered service mark of Equitable Investment Management Group, LLC, New York, NY 10105.

Table of Contents 1

1. About the Fund
1290 Equity 500 Index Fund  — Class E (TNIEX) Shares
Investment Objective: Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Fund Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

1290 Equity 500 Index Fund	Class E Shares
Management Fee	0.25%
Distribution and/or Service Fees (12b-1 fees)	0.00%
Other Expenses[1]	0.75%
Total Annual Fund Operating Expenses	1.00%
Fee Waiver and/or Expense Reimbursement[2]	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.28%
1
Based on estimated amounts for the current fiscal year.
2
Pursuant to a contract, Equitable Investment Management, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund through April 30, 2028 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which the Fund invests, 12b-1 fees, dividend and interest expenses on securities sold short, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) do not exceed an annual rate of average daily net assets of 0.28% for Class E shares of the Fund. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2028. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the periods indicated, that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years
Class E Shares	$29	$247
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs  and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. Because the Fund had not commenced investment operations prior to the date of this prospectus, it does not have portfolio turnover information for the most recent fiscal year to report.
2 1290 Equity 500 Index Fund

Investments, Risks, and Performance
Principal Investment Strategy
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities in the S&P 500 Index. Derivative instruments that provide investment exposure to such investments or exposure to one or more market risk factors associated with such investments are included in the Fund's 80% policy, consistent with the Fund's investment policies and limitations with respect to investments in derivatives. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The S&P 500 Index is a broad measure of the performance of 500 leading companies chosen for market size, liquidity, and industry group representation to represent the equity performance of large-capitalization U.S. companies.
The Sub-Adviser does not anticipate utilizing customary economic, financial or market analyses or other traditional investment techniques to manage the Fund. The Fund is constructed and maintained by utilizing a replication technique. That is, the Fund generally seeks to hold all 500 companies in the S&P 500 Index in the exact weight each represents in the index, although in certain instances a sampling approach may be utilized. This strategy is commonly referred to as an indexing strategy. Individual securities holdings may differ from those of the S&P 500 Index, and the Fund may not track the performance of the S&P 500 Index perfectly due to expenses and transaction costs, the size and frequency of cash flows into and out of the Fund, and differences between how and when the Fund and the S&P 500 Index are valued. The Fund will remain substantially fully invested in securities comprising the index even when prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Fund.
The S&P 500 Index covers approximately 80% of the market capitalization of all publicly-traded U.S. equity securities. The securities in the S&P 500 Index are weighted based on the float-adjusted market value of their outstanding shares. The constituents of the S&P 500 Index are likely to change over time.
The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the index that the Fund is designed to track. The Fund may concentrate its investments (i.e., invest 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent as the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries.
Principal Risks
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.
The following risks can negatively affect the Fund’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in
1290 Equity 500 Index Fund 3

the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. For example, the armed conflict among the United States, Israel and Iran that commenced in February 2026 has contributed to increased volatility and uncertainty in financial markets as well as significant volatility in the oil and natural gas markets, which has created widespread economic disruption. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Fund. The value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Fund invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. Significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
Equity Securities Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. The Fund may experience a significant or complete loss on its investment in an equity security.
Index Strategy Risk —  The Fund employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Fund may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Fund may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent that the Fund utilizes a representative sampling approach, it may experience greater tracking error than it would if the Fund sought to replicate the index.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Fund may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Fund’s net asset value. To the extent that the index has a significant weighting in a particular sector or industry, the Fund will be subject to the risks associated with that sector or industry and may experience greater performance volatility than a portfolio that seeks to track the performance of an index that is more broadly diversified.
Index Non-Diversification Risk —  To the extent that the Fund becomes non-diversified as necessary to approximate the composition of the index, the Fund may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Fund may experience greater performance volatility than a fund that is more broadly invested.
Sector Risk —  From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk —  As of the date of this Prospectus, the Fund's investments are more focused in the information technology sector, consistent with the index. Investment risks associated with investing in the information
4 1290 Equity 500 Index Fund

technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; disruptions to supply chains and distribution networks; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund.
Growth in the stock prices of a small group of “mega cap” companies in the information technology sector has caused their market capitalizations to grow, which, in turn, has resulted in these companies making up a significant portion of certain major, market-capitalization weighted stock market indexes, which generally give greater weight to companies with the largest market capitalizations.
Index Concentration Risk —  To the extent that the Fund's investments become concentrated in a particular industry or group of industries as necessary to approximate the composition of the index, the Fund's performance will be especially sensitive to developments that significantly affect that industry or group of industries.
Large-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Derivatives Risk —  The Fund’s investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund’s returns and increase the volatility of the Fund’s net asset value. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss, and the Fund could lose more than the amount it invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, or to terminate or offset existing arrangements, which may result in a loss or may be costly to the Fund. Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. Derivatives may not behave as anticipated by the Fund, and derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. The Fund also may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. In certain cases, the Fund may be hindered or delayed in exercising remedies against or closing out derivatives with a counterparty, resulting in additional losses. Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Changes to the regulation of derivatives markets and mutual funds’ use of derivatives may impact the Fund’s ability to maintain its investments in derivatives, make derivatives more costly, limit their availability, adversely affect their value or performance, or otherwise disrupt markets.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund. In addition, the Fund could experience losses if an investment manager’s judgments about the risks associated with the Fund’s investment program prove to be incorrect.
New Fund Risk —  The Fund is newly or recently established and has limited operating history. The Fund may not be successful in implementing its investment strategy, and there can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Fund is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Fund’s net asset value and performance.
1290 Equity 500 Index Fund 5

Risk/Return Bar Chart and Table
The Fund is newly offered. Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year.
Who Manages the Fund
Investment Adviser: Equitable Investment Management, LLC (the “Adviser”)
Portfolio Managers:  The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser are:
Name	Title	Date Began Managing the Fund
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of the Adviser	2026
Miao Hu, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	2026
Xavier Poutas, CFA®	Vice President and Assistant Portfolio Manager of the Adviser	2026
Kevin McCarthy	Vice President and Assistant Portfolio Manager of the Adviser	2026
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein”)
Portfolio Managers:  The members of the team that are jointly and  primarily responsible for the securities selection, research and trading for the Fund are:
Name	Title	Date Began Managing the Fund
Joshua Lisser	Head of Index and Derivative Solutions of AllianceBernstein	2026
Geoff Tomlinson, CFA®	Portfolio Manager, Index and Derivative Solutions of AllianceBernstein	2026
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Fund and enter into and amend sub-advisory agreements on behalf of the Fund subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Fund's shareholders. The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to shareholder approval.
Purchase and Redemption of Fund Shares
Class E shares are available only to certain investors, including insurance company affiliates of the Adviser, or such other affiliated institutional accounts as the Adviser shall approve for investment. Eligible investors may purchase and redeem shares of the Fund each day the New York Stock Exchange is open for trading at the Fund’s net asset value determined after receipt of a request in good order. Class E shares are currently not offered for sale in all states. Initial purchases may be effected through your financial intermediary. Subsequently, you may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by telephone (1-888-310-0416), by overnight mail (1290 Funds, c/o SS&C GIDS, Inc., 801 Pennsylvania Avenue, Kansas City, MO 64105-1407), or by mail (1290 Funds, c/o SS&C GIDS, Inc., PO Box 219166, Kansas City, MO 64121-9166). All redemption requests will be processed and payment with respect thereto will normally be made within seven days after receipt of a request in good order.
6 1290 Equity 500 Index Fund

The initial and subsequent minimums for purchasing shares of the Fund generally are as follows, although the Fund may reduce or waive the minimums in some cases:
Class E
Minimum Initial Investment	$1,000,000
Minimum Additional Investment	No subsequent minimum
Tax Information
The Fund’s dividends and other distributions generally will be subject to federal income tax as ordinary income or long-term capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
The Fund and its related companies currently do not pay financial intermediaries for the sale of Fund shares and related services.
1290 Equity 500 Index Fund 7

2. More information on fees and expenses
Advisory Fees
The Fund pays a fee to Equitable Investment Management, LLC (the “Adviser”) for advisory services. The contractual rate of the advisory fee (as an annual percentage of the Fund’s average daily net assets) payable by the Fund is:
Fund	First $2 Billion	Next $4 Billion	Next $2 Billion	Next $2 Billion	Next $4 Billion	Thereafter
1290 Equity 500 Index Fund	0.250%	0.200%	0.175%	0.150%	0.125%	0.100%

The Sub-Adviser is paid by the Adviser. Changes to the sub-advisory fee may be negotiated, which could result in an increase or decrease in the amount of the advisory fee retained by the Adviser, without shareholder approval. However, any amendment to an investment advisory agreement between the Adviser and 1290 Funds that would result in an increase in the advisory fee rate specified in that agreement (i.e., the aggregate advisory fee) charged to the Fund will be submitted to shareholders for approval.
A discussion of the basis for the decision by the Board of Trustees to approve the investment advisory and sub-advisory agreements with respect to the Fund will be available in the 1290 Funds' Form N-CSR for the fiscal period ending April 30, 2027.
Administration Fees
The Adviser also serves as the administrator of the Fund. The administrative services provided to the Fund by the Adviser include, among others, coordination of 1290 Funds’ audit, financial statements and tax returns; expense management and budgeting; legal administrative services and compliance monitoring; portfolio accounting services, including daily net asset value accounting; operational risk management; and assistance with the administration of 1290 Funds’ proxy voting policies and procedures and anti-money laundering program. For administrative services, in addition to the advisory fee, the Fund pays the Adviser an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of the Fund, as applicable.
Expense Limitation Agreement
In the interest of limiting the expenses of the Fund through April 30, 2028 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement), the Adviser has entered into an expense limitation agreement with 1290 Funds with respect to the Fund (“Expense Limitation Agreement”). Pursuant to the Expense Limitation Agreement, the Adviser has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Fund to limit the expenses of the Fund so that the annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, 12b-1 fees, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles (other than offering costs), other extraordinary expenses not incurred in the ordinary course of the Fund’s business and fees and expenses of other investment companies in which the Fund may invest), as a percentage of average daily net assets, do not exceed the expense ratio in the following table. The expense ratio in the table does not include expenses noted above.
Expense Limitation Provision
Total Annual Operating Expenses Limited to (% of average daily net assets, excluding expenses noted above)
Fund	Class E
1290 Equity 500 Index Fund	0.28%

The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s
8 More information on fees and expenses

expense cap at the time of the reimbursement, whichever is lower. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous waivers or payments made, the Fund will be charged such lower expenses.
Waivers or payments will increase returns and yield, and reimbursement of waivers or payments will decrease returns and yields.
More information on fees and expenses 9

3. More information on strategies and risks
Strategies
Changes in Investment Objectives and Principal Investment Strategies
There is no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may be changed without shareholder approval. Except as otherwise noted, the investment policies and strategies of the Fund are not fundamental policies and may be changed without a shareholder vote. In addition, to the extent the Fund is undergoing a transition (such as a reorganization or rebalancing, or experiences large inflows or outflows) or takes a temporary defensive position, it may not be pursuing its investment objective or executing its principal investment strategies.
The Fund seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Index (“S&P 500 Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
80% Policy
The Fund has a non-fundamental investment policy that, under normal circumstances, it will invest at least 80% of its net assets in equity securities in the S&P 500 Index. Investments in derivatives may be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within the policy or to one or more market risk factors associated with such securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The S&P 500 Index is a broad measure of the performance of 500 leading companies chosen for market size, liquidity, and industry group representation to represent the equity performance of large-capitalization U.S. companies.
Concentration Policy
The Fund may concentrate its investments in a particular industry or group of industries to approximately the same extent as the index the Fund is designed to track concentrates in the securities of a particular industry or group of industries. The Fund’s concentration policy is a fundamental policy and may not be changed without a shareholder vote.
Indexing Strategy
The Fund seeks to track the total return performance (before fees and expenses) of a particular index. The following provides additional information regarding the management strategies employed by the Sub-Adviser to the Fund in pursuing this objective.
The Sub-Adviser to the Fund seeks to track the total return performance (before fees and expenses) of a particular index and does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Fund. Rather, the Sub-Adviser may employ a full replication technique or a sampling technique in seeking to track the total return performance (before fees and expenses) of the index. A full replication technique generally involves holding each security in a particular index in approximately the same weight that the security represents in the index. Conversely, a sampling technique strives to match the characteristics of a particular index without having to purchase every security in that index by selecting a representative sample of securities for the Fund based on the characteristics of the index and the particular securities included therein. Such characteristics may include, with respect to equity indexes, industry weightings, market capitalizations and fundamental characteristics.
In addition, during any period when the Adviser or the Sub-Adviser to the Fund determines that it would be impracticable or uneconomical for the Fund to invest its assets in accordance with its primary investment policies (e.g., the Fund does not have sufficient assets to buy all of the securities in the relevant index and to manage those assets in an efficient manner), the Fund may pursue its investment strategy by investing in funds, including exchange-traded funds, that seek to track the performance (before fees and expenses) of the relevant index.
Additional Information about the Investment Strategies
The following provides additional information regarding the principal investment strategies discussed in the “About the Fund — Investments, Risks, and Performance — Principal Investment Strategy” section for the Fund, and information regarding additional investment strategies that the Fund may employ. The Fund also may make other types of investments to the extent permitted by applicable law. For further information about investment strategies, please see the 1290 Funds' Statement of Additional Information (“SAI”).
10 More information on strategies and risks

Cash Management —  The Fund may invest its uninvested cash in high-quality, short-term debt securities, including repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in money market funds. Generally, these securities offer less potential for gains than other types of securities.
Derivatives —  The Fund may use “derivative” instruments to hedge its portfolio against market, economic, currency, issuer and other risks, to gain or manage exposure to the markets, sectors and securities in which the Fund may invest and to other economic factors that affect the Fund's performance (such as interest rate movements), to increase total return or income, to reduce transaction costs, to manage cash, and for other fund management purposes. The Fund may also use “derivative” instruments to assist in replicating the total return performance of the index it seeks to track. In general terms, a derivative instrument is an investment contract the value of which is linked to (or is derived from), in whole or in part, the value of an underlying asset, reference rate or index (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). Futures and options contracts (including futures and options on individual securities and equity market indexes and options on futures contracts), swaps (including interest rate swaps, total return swaps, currency swaps and credit default swaps) and forward contracts, and structured securities, including forward currency contracts, are examples of derivatives in which the Fund may invest. To the extent the Fund engages in derivatives transactions, it may maintain a significant percentage of its assets in cash and cash equivalent instruments, which may serve as margin or collateral for the Fund's obligations under derivative transactions.
Equity Securities —  The Fund may invest in equity securities. Equity securities may be bought on stock exchanges or in the over-the-counter market. Equity securities generally include common stock, preferred stock, warrants, securities convertible into common stock, securities of other investment companies and securities of real estate investment trusts.
Exchange-Traded Funds (“ETFs”) —  The Fund may invest in ETFs. ETFs are investment companies or other investment vehicles whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market and may be purchased and sold throughout the trading day based on their market price. Generally, a passively managed (or index-based) ETF seeks to track a securities index or a basket of securities that an “index provider” (such as Standard & Poor’s, Morgan Stanley Capital International (MSCI), FTSE Group, or Bloomberg) selects as representative of a market, market segment, industry, sector, country or geographic region. An index-based ETF generally holds the same stocks or bonds as the index it seeks to track (or it may hold a representative sample of such securities). Accordingly, an index-based ETF is designed so that its performance, before fees and expenses, will correspond with that of the index it seeks to track. ETFs also may be actively managed. An actively managed ETF generally seeks to outperform an index.
When the Fund invests in ETFs, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETFs. These fees and expenses are in addition to the advisory fees and other expenses that the Fund and its shareholders bear directly in connection with the Fund’s own operations. As a result, the Fund’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Fund. The Fund also will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Generally, the Fund’s investments in other investment companies (including ETFs) are subject to statutory limitations in the Investment Company Act of 1940, as amended (“1940 Act”), including in certain circumstances a prohibition against acquiring shares of another investment company if, immediately after such acquisition, the Fund (i) would hold more than 3% of such other investment company’s total outstanding shares, (ii) would have invested more than 5% of its total assets in such other investment company, or (iii) would have invested more than 10% of its total assets in investment companies in the aggregate. However, there are regulatory exemptions from these restrictions under the 1940 Act on which the Fund may rely to invest in ETFs in excess of these limits, subject to certain conditions.
Futures —  The Fund may purchase or sell futures contracts on individual securities or securities indexes. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid market is available. The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold. Futures contracts in which the Fund may invest are highly standardized contracts that typically trade on futures exchanges.
The use of futures contracts and similar instruments may be deemed to involve the use of leverage because the Fund is not required to invest the full market value of the futures contract upon entering into the contract. Instead, the Fund, upon entering into a futures contract (and to maintain its open position in a futures contract), is required to post collateral for the contract, known as “initial margin”
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and “variation margin,” the amount of which may vary but which generally equals a relatively small percentage (e.g., less than 5%) of the value of the contract being traded.
Illiquid Investments —  The Fund may invest up to 15% of its net assets in illiquid investments. Illiquid investment means any investment the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Portfolio Turnover —  The Fund does not restrict the frequency of trading to limit expenses. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. A portfolio turnover rate of 100%, for example, is equivalent to the Fund buying and selling all of its portfolio securities once during the course of a given fiscal year. Sales of securities through frequent trading may result in realization of taxable capital gain, including short-term capital gain that will generally be taxable to shareholders as ordinary income, and may adversely affect the Fund’s after-tax returns and its performance.
Securities Lending —  The Fund may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons so long as such loans do not represent more than 33-1/3% of the Fund’s total assets (including any collateral received from the loans). Loans of portfolio securities permit the Fund to earn additional income on its portfolio securities. All loans of portfolio securities by the Fund will be made pursuant to agreements that require the loans to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal at all times to the current market value of the securities loaned. The value of the securities on loan may change each business day. A Fund with securities on loan generally will be entitled to obtain additional collateral from, or return excess collateral to, a borrower by the end of the next business day following a change in the value of the securities on loan. The Fund may reinvest cash collateral received in connection with a securities loan in short-term, highly liquid investments, such as money market funds and repurchase agreements, to earn additional returns.
Temporary Defensive Investments —  For temporary defensive purposes in response to adverse market, economic, political or other conditions, the Fund may invest, without limit, in cash, money market instruments or high quality, short-term debt securities, including repurchase agreements. To the extent the Fund is invested in these instruments, the Fund will not be pursuing its principal investment strategies and may not achieve its investment objective.
Risks
Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of the Fund's shares may be affected by the Fund's investment objective, principal investment strategies and particular risk factors. Consequently, the Fund may be subject to different risks than another investment company. Some of the risks of investing in the Fund are discussed below, including the principal risks of the Fund as discussed in “About the Fund — Investments, Risks, and Performance — Principal Risks.” However, other factors may also affect the Fund's investment results. There is no assurance that the Fund will achieve its investment objective or that it will not lose value. For further information about investment risks, please see the 1290 Funds’ SAI.
Principal Investment Risks
As indicated in “About the Fund — Investments, Risks, and Performance — Principal Risks,”  the Fund may be subject to the following principal risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect the Fund's performance.
Derivatives Risk —  A derivative instrument is generally an investment contract the value of which depends upon (or is derived from), in whole or in part, the value of an underlying asset, reference rate, index or event (e.g., stocks, bonds, commodities, currencies, interest rates and market indexes). The Fund's investments in derivatives may rise or fall in value more rapidly than other investments and may reduce the Fund's returns and increase the volatility of the Fund's net asset value. Examples of derivative instruments include, among others, forward contracts, futures contracts, options contracts, options on futures contracts, and swaps. The following provides a more general discussion of important risk factors (e.g., counterparty and credit risk, leveraging risk, liquidity risk, management risk, market and interest rate risk, valuation risk, and other risks) relating to all derivative instruments that the Fund may use. A discussion of additional risks associated with particular derivative instruments follows the general discussion, and particular derivative instruments are discussed in more detail under “Additional Investment Strategies and Risks” in the Statement of Additional Information.
Counterparty and Credit Risk —  The Fund may be exposed to losses if the counterparty in the transaction is unable or unwilling to fulfill its contractual obligation. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy, or insolvency), or other reasons. To the extent the Fund has significant exposure to a single counterparty or small group of counterparties, this risk will be particularly pronounced. In addition, derivatives traded over-the-counter that are uncleared do not benefit from the protections provided by exchanges
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and central counterparties (derivatives clearing organizations and clearing corporations) in the event that a counterparty is unable or unwilling to fulfill its contractual obligation. Such uncleared over-the-counter derivatives therefore involve greater counterparty and credit risk and may be more difficult to value than exchange-traded derivatives that are cleared by a central counterparty.
Leveraging Risk —  Derivatives may be leveraged such that a small investment can have a significant impact on the Fund’s exposure to stock market values, interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivatives contract may cause an immediate and substantial loss or gain, and the Fund could lose more than the amount it invested. The Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Fund because the Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Fund’s investments in derivatives is increasing, this could be offset by declining values of the Fund’s other investments. Conversely, it is possible that a rise in the value of the Fund’s non-derivative investments could be offset by a decline in the value of the Fund’s investments in derivatives. In either scenario, the Fund may experience losses. In a market where the value of the Fund’s investments in derivatives is declining and the value of its other investments is declining, the Fund may experience substantial losses. Some derivatives can have the potential for unlimited losses, regardless of the size of the initial investment.
Liquidity Risk —  It may be difficult or impossible for the Fund to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Fund. In addition, the possible lack of a liquid secondary market for certain derivatives, and the resulting inability of the Fund to sell or otherwise close out a derivatives position, could expose the Fund to losses and could make such derivatives more difficult for the Fund to value accurately.
Management Risk —  Derivative products are highly specialized instruments. Investing in derivatives involves investment techniques and risk analyses different from, and risks in some respects greater than, those associated with investing in more traditional investments, such as stocks and bonds. The use of a derivative requires an understanding not only of the underlying asset, reference rate, index or event, but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Market and Interest Rate Risk —  Some derivatives are more sensitive to market price fluctuations and to interest rate changes than other investments. The successful use of derivatives will usually depend on the Adviser’s or a Sub-Adviser’s ability to accurately forecast movements in the market relating to the underlying asset, reference rate, index or event. If the Adviser or a Sub-Adviser does not predict correctly the direction of asset prices, interest rates and other economic factors, the Fund’s derivatives positions could lose value. Derivatives may not behave as anticipated by the Fund, especially in abnormal market conditions. Derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions. While some derivatives strategies can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments.
Valuation Risk —  Derivatives also may be subject to the risk of mispricing or improper valuation, and valuation may be more difficult in times of market turmoil. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index.
Other Risks —  Derivatives also may be subject to risks related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error, as well as legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, or the legality or enforceability of a contract.
When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative should generally be offset by gains on the hedged instrument, and vice versa. While hedging can reduce or eliminate losses, it also can reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the hedged investment, and there can be no assurance that the Fund’s hedging transactions will be effective. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial or that, if used, such strategies will be successful.
When the Fund uses derivatives, it will likely be required to provide margin or collateral; these practices are intended to satisfy contractual undertakings and regulatory requirements and will not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral could limit the Fund's ability to pursue other opportunities as they arise. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation
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margin requirements, it may have to sell securities or other instruments from its portfolio at a time when it may be disadvantageous to do so. Derivatives also may involve fees, commissions, or other costs that may reduce the Fund’s gains or exacerbate its losses from the derivatives.
The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. The federal income tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.
Legislative and regulatory developments may limit the availability of certain derivatives, may reduce the attractiveness or increase the cost of derivatives, and may otherwise adversely impact the performance and value of derivatives. Legislative and regulatory developments also may change the way in which the Fund itself is regulated. Such developments may impact the Fund’s ability to invest, or remain invested, in certain derivatives, adversely affect the Fund’s ability to achieve its investment objective, and adversely affect the Fund’s efficiency in implementing its investment strategies. Complying with new or changing requirements also may increase the cost of the Fund’s investments and the cost of implementing the Fund’s investment program and related operations, which could adversely affect the Fund and its investors. For example, the Fund has implemented policies and procedures to comply with SEC requirements and restrictions governing registered funds’ (including the Fund's) use of derivatives (“Rule 18f-4”). Because the Fund’s derivatives exposure is expected to be 10% or less of its net assets, the Fund is classified as a ‘‘limited derivatives user’’ under Rule 18f-4 and, as such, is not subject to the full requirements of the rule but is still required to implement policies and procedures reasonably designed to manage its derivatives risk. The requirements of Rule 18f-4 are intended to reduce derivatives risk, but they may not work as intended.
A discussion of additional risks associated with particular derivative instruments follows:
Futures Contract Risk —  There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.
Equity Securities Risk —  In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. Equity securities generally have greater price volatility than fixed-income securities. The Fund may experience a significant or complete loss on its investment in an equity security. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.
Index Concentration Risk —  To the extent that the Fund's investments become concentrated in a particular industry or group of industries as necessary to approximate the composition of the index, the Fund's performance will be especially sensitive to developments that significantly affect that industry or group of industries.
Index Non-Diversification Risk —  To the extent that the Fund becomes non-diversified as necessary to approximate the composition of its index, the Fund may invest a relatively high percentage of its assets in a single issuer or a limited number of issuers. As a result, the Fund’s performance will be more vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single adverse economic, political, regulatory or other occurrence affecting one or more of these issuers. The Fund may experience greater performance volatility than a fund that is more broadly invested.
Index Strategy Risk —  The Fund generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. To the extent that the index has a significant weighting in a particular sector, the Fund will be subject to the risks associated with that sector and may experience greater performance volatility than a fund that seeks to track the performance of an index that is more broadly diversified. In addition, although the index strategy attempts to closely track the relevant index, the Fund may not invest in all of the securities in the index. Also, unlike index performance, the Fund’s performance will be reduced by its fees and expenses. Cash flow into and
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out of the Fund, portfolio transaction costs, changes in the securities that constitute the index, the Fund’s need to comply with certain regulatory restrictions that do not apply to the index, and the Fund’s valuation procedures also may affect the Fund’s performance. Therefore, there can be no assurance that the performance of the index strategy will match or achieve a high degree of correlation to that of the relevant index. Tracking error (that is, the divergence, positive or negative, between the performance of the Fund and the relevant index) may cause the Fund’s performance to be less than expected. To the extent the Fund’s investments track the relevant index, the Fund may underperform other funds that invest more broadly. In addition, errors relating to the index may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, and market or other disruptions could cause delays in the index’s rebalancing schedule. Such errors and/or disruptions may result in losses for the Fund.
To the extent that the securities of a limited number of companies represent a significant percentage of the relevant index, the Fund may be subject to more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Fund’s net asset value. The Fund may experience greater performance volatility than a fund that seeks to track the performance of an index that is more broadly diversified.
To the extent that the Fund utilizes a representative sampling approach, it may experience greater tracking error than it would if the Fund sought to replicate the index. The Fund’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development with respect to an issuer of securities held by the Fund could result in a greater decline in net asset value than would be the case if the Fund held all of the securities in the index.
Information Technology Sector Risk —  Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; disruptions to supply chains and distribution networks; general economic conditions; and changes in legislation or government regulations. Information technology companies also may be adversely affected by actual or perceived security vulnerabilities or other defects in their products and services, which may result in lawsuits, government enforcement actions and remediation costs. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund. The value of the Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
Large-Cap and Mega-Cap Company Risk —  Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, the return on investment in securities of large-cap and mega-cap companies may be less than the return on investment in securities of small- and/or mid-cap companies. Investing more heavily in one market capitalization category carries the risk that due to market conditions that category may be out of favor with investors.
Large Transaction Risk —  A significant percentage of the Fund’s shares may be owned or controlled by the Adviser and its affiliates or other large shareholders . Accordingly, the Fund is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows may accelerate the realization of taxable income to shareholders if such sales of investments result in gains. These inflows and outflows may be frequent and could negatively affect the Fund’s net asset value and performance, and could cause the Fund to purchase or sell securities at a time when it would not normally do so. It would be particularly disadvantageous for the Fund if it experiences outflows and needs to sell securities at a time of volatility in the markets, when values could be falling. These inflows and outflows also could negatively affect the Fund’s ability to meet shareholder redemption requests or could limit the Fund’s ability to pay redemption proceeds within the time period stated in its prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. During periods of declining or illiquid markets, the Adviser or its affiliates also could be subject to conflicts of interest in selecting Fund shares for redemption and in deciding whether and when to redeem such shares. In addition, these inflows and outflows could increase the Fund’s brokerage or other transaction costs, and large-scale outflows could cause the Fund’s actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, which, depending on any applicable expense caps, could lead to an increase in the Fund’s expense ratio. Although large transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
Market Risk —  The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Fund performance. Securities markets also may experience long periods of decline in value. The value of a security may decline due to factors that are specifically related to a particular company, as well as general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or
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investor expectations concerning such rates, changes in interest rates or currency rates, recessions, global demand for particular products or resources, lack of liquidity in the markets, or adverse investor sentiment generally. In some cases, for example, the stock prices of individual companies have been negatively impacted even though there may be little or no apparent degradation in the financial condition or prospects of the issuers. The value of a security also may decline due to factors that affect a particular sector or industry, such as the imposition (or threat) of tariffs; labor shortages; or increased production costs and competitive conditions within the sector or industry.
Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or asset classes. Changes in value may be temporary or may last for extended periods. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. To the extent that securities of issuers behave or are perceived to behave similarly to each other, events affecting one issuer, industry or sector may have a larger impact. The Fund may experience a substantial or complete loss on any individual security. Even when securities markets perform well, there can be no assurance that the investments held by the Fund will increase in value along with the broader market. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. In addition, market speculation focused on profiting from fluctuations in the value of one or more securities or asset classes over a short period of time may result in large-scale and sudden purchases and sales of those securities or asset classes, which can significantly affect the value of those securities and asset classes as well as the market more broadly in unexpected ways, and cause significant share price volatility and losses for the Fund.
Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region or events affecting a single or small number of issuers will adversely impact issuers in a different country or region. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Geopolitical and other events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, have led, and may in the future lead, to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. Events such as environmental, natural or man-made disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, labor unrest, supply chain disruptions, bank failures, widespread and prolonged power outages, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. As a result, the value and liquidity of the Fund’s investments may be negatively affected by developments in other countries and regions, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. Securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile or less attractive. In addition, securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund. Moreover, systemic market dislocations of the kind that occurred during the global financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments.
Impacts from climate change may include significant risks to global financial assets and economic growth. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.
Changes in government or central bank policies, changes to regulations involving the securities markets (including lack of adequate regulations for a market or particular type of instrument), and political, diplomatic and other events within the United States and abroad may affect investor and consumer confidence and may increase uncertainty in or impair the operation of the U.S. or other securities markets, perhaps suddenly and to a significant degree.
In addition, markets and market participants are increasingly reliant on both publicly available and proprietary information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities
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or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Furthermore, impacts from the rapid development and increasingly widespread use of artificial intelligence (“AI”) technologies, including by market participants, may include significant risks to global financial markets. The use of AI technologies may impact the market as a whole, including potentially through the use of AI technologies by malicious actors for market manipulation, fraud and cyberattacks. In addition, the unpredictable nature of AI’s impact on market dynamics complicates traditional risk assessment models, making it challenging to identify risks and opportunities using historical data. Moreover, significant downturns in the information technology sector, which includes companies that are investing heavily in AI research, development and infrastructure, could rapidly lead to widespread market weakness.
New Fund Risk —  The Fund is newly or recently established and has limited operating history. The Fund’s performance may not represent how the Fund is expected to or may perform in the long-term and the Fund may not be successful in implementing its investment strategy. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. In addition, investment positions may have a disproportionate impact (negative or positive) on performance in new funds. There can be no assurance that the Fund will grow to or maintain an economically viable size, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.
Portfolio Management Risk —  The Fund is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. In addition, many processes used in Fund management, including security selection, rely, in whole or in part, on the use of various technologies, some of which are created or maintained by an investment manager or its affiliates and some of which are created or maintained by third parties. The Fund may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. Imperfections, errors or limitations may go undetected for long periods of time or may never be detected, which could adversely affect decision making for the Fund, as well as the Fund’s operations or performance, and may result in, among other things, the execution of unanticipated trades, the failure to execute anticipated trades, the failure to properly gather and organize available data and/or the failure to take certain hedging or risk-reducing actions. There can be no assurance that the use of these technologies will result in effective investment decisions for the Fund or enable the Fund to achieve its investment objective. Furthermore, artificial intelligence technologies are evolving and may be under development or implemented (or may already have been deployed) for certain processes, including portfolio management, data monitoring and analysis, security selection, trading, and portfolio risk management. The use of artificial intelligence or other evolving or emerging technologies presents significant risks and may exacerbate the aforementioned risks.
Sector Risk —  To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect that sector, industry, or sub-sector. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events. An individual sector, industry, or sub-sector of the market may be affected by a change in financial condition or other event affecting a single issuer. The Fund’s performance could also be affected if the sector, industry, or sub-sector does not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.
General Investment Risks
The Fund is subject to the following general risks. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect the Fund's performance.
Artificial Intelligence Risk —  The risks of increased use of artificial intelligence (“AI”) technologies, including machine learning models and generative AI, include data risk, transparency risk, and operational risk. The use of AI technologies by the Fund’s service providers or the issuers in which the Fund invests generally requires the collection and processing of substantial amounts of data, which can include proprietary information that may be a high potential target for cybersecurity attacks. AI technologies also may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, inaccurate, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies also may allow the unintended introduction of vulnerabilities into infrastructures and applications. The use of AI technologies also relies on a number of different service providers, which increases operational and cybersecurity risks. The use of AI technologies introduces numerous potential challenges and could lead to reputational harm, competitive disadvantages, legal liability, disruptions to business operations, operational errors and investment losses by users of AI technologies, all of which could impact the Fund. The actual usage of AI technologies
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by the Fund’s service providers or the issuers in which the Fund invests will vary. AI technologies and their current and potential future applications, as well as the regulatory frameworks within which they operate, continue to evolve rapidly, and it is impossible to anticipate the full extent of future AI capabilities or regulations and the associated risks to the Fund.
Asset Class Risk —  The Fund is subject to the risk that the returns from the asset classes, or types of securities, in which it invests will underperform the general securities markets or different asset classes. Different asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets.
Cybersecurity and Operational Risk —  The Fund and its service providers, and shareholders’ ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other things, human errors, processing errors, communication errors, counterparty and third-party disruptions or errors, systems and technology disruptions or failures, cybersecurity incidents, or the use of or integration of artificial intelligence (“AI”) technologies. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality, including the ability to perform critical functions. Cybersecurity incidents can result from deliberate attacks (e.g., malicious software coding, ransomware, or “hacking”) or unintentional events (e.g., inadvertent release of confidential information, including by the Fund or its service providers). Geopolitical tensions may increase the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. Technology is continuously changing, and new ways to carry out cybersecurity attacks continue to develop. AI technologies have enhanced the ability of threat actors to amplify the potency, scale, and speed of deliberate cybersecurity attacks. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. Power outages, natural disasters, and equipment malfunctions that threaten information and technology systems relied upon by the Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. Any of these results could have a substantial adverse impact on the Fund and its shareholders.
The occurrence of any of these problems could result in a loss of information, the inability to process Fund transactions or calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory scrutiny, penalties, fines, reputational damage, additional compliance costs or other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Adviser, through its monitoring and oversight of Fund service providers, seeks to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. However, given the continuously evolving nature of this threat, it is not possible for the Adviser or other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Among other situations, disruptions (for example, pandemics or health crises) or other developments that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund may incur substantial costs to prevent or address cybersecurity incidents. There also is a chance that a cybersecurity incident may not be detected.
Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations and require ready access to the internet to conduct their businesses. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in the securities of such issuers to lose value.
Furthermore, the use of AI technologies by the Fund’s service providers or the issuers in which the Fund invests generally requires the collection and processing of substantial amounts of data, which can include proprietary information that may be a high potential target for cybersecurity attacks. The use of AI technologies also relies on a number of different service providers, which increases operational and cybersecurity risks.
Issuer-Specific Risk —  The value of an individual security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of, and/or the return generated by, its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; poor succession planning; loss of major customers; changes in technology; investigations or other controversies related to the issuer; strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives; fraudulent disclosures; and the historical and prospective earnings of the issuer and the value of its assets. Certain unanticipated events, such as litigation or natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities. A change in the financial condition of (or other event affecting) a single issuer may affect securities markets as a whole.
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Recent Market Conditions Risk —  U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Global economies and financial markets are highly interconnected, which increases the likelihood that conditions in one country or region will adversely impact issuers in a different country or region.
Tensions, war, or other open conflicts, such as among the United States, Israel and Iran, between Russia and Ukraine, otherwise in the Middle East, and in eastern Asia, have had, and could continue to have, severe adverse effects on national, regional and global economies and have contributed to increased volatility and uncertainty in the financial markets. The responses to such conflicts, such as military and/or economic retaliation by the countries directly involved and other countries, create the potential for escalation and wider conflict. The extent and duration of ongoing military actions or hostilities and the repercussions of such events, including the potential for cyber warfare, remain highly uncertain and are impossible to predict. These events have resulted in, and could continue to result in, significant market disruptions, including severe volatility in the oil and natural gas markets and potentially in other industries and sectors, and could further strain global supply chains, negatively affect inflation and global growth, and intensify regional or global instability. The resulting adverse market and geopolitical conditions could be prolonged. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected. In addition, the Chinese government is involved in a longstanding dispute with Taiwan that has included threats of invasion. If China were to attempt unification of Taiwan by coercion or force, which it has threatened to do, economies, markets and individual securities may be severely affected both regionally and globally.
The Fed and certain foreign central banks have recently raised interest rates, though economic, political or other factors could lead to the Fed or foreign central banks stopping or reversing such changes. It is difficult to predict accurately the various economic and political factors that influence the pace at which interest rates might change, the timing, frequency, magnitude or direction of further interest rate changes, or when such changes might stop or reverse course. The evaluation of macro-economic and other conditions or events could cause a change in approach in the future. It also is difficult to predict the impact that further interest rate changes could have on the markets in which the Fund invests, and fixed-income and related markets may continue to experience heightened levels of interest rate and price volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. The Fund’s investments may not keep pace with inflation, and the value of an investment in the Fund may be eroded over time by inflation. Changes in government or central bank policies, including changes in federal tax policy or changes in the implementation of specific policy goals, could negatively affect the value and liquidity of the Fund’s investments and cause it to lose money.
Geopolitical events and crises, as well as the Fed’s or foreign central banks’ actions, may result in an economic slowdown in the United States and abroad. An economic slowdown may negatively affect national and global economies, as well as national and global securities and commodities markets, and may continue for an extended period of time and have unforeseen impacts. Any deterioration in economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market values, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets, or decrease confidence in the markets. High public debt levels in the United States and other countries could limit governments’ abilities to respond to weaker economic growth.
Slowing global economic growth, persistent or resurgent inflation, the rise in protectionist trade policies (including the imposition or threat of tariffs and other trade barriers and retaliatory countermeasures), and changes to some major international trade agreements could affect the economies of many countries (including the United States) in ways that cannot necessarily be foreseen at the present time. The current geopolitical environment has intensified concerns about a global trade war. The United States has developed increasingly strained relations with a number of foreign countries, including major U.S. trading partners. If relations with certain countries deteriorate, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the United States for trade. For example, the United States has imposed or threatened to impose tariffs and other trade barriers on imports of certain categories of goods from Canada, Mexico, and European countries. The United States also has imposed tariffs and other trade barriers on imports of certain categories of goods from China, has restricted exports of certain categories of goods to China, and has established barriers to investments in China. These countries have imposed or threatened to impose retaliatory tariffs on U.S. goods. If relations between the United States and these and other foreign countries do not improve or continue to deteriorate, markets and individual securities may be severely affected both regionally and globally, and the value of the Fund’s investments may go down. In addition, restrictions on immigration could significantly disrupt labor markets and supply chains, creating risks to growth. Moreover, a combination of persistent or resurgent inflation and slow or declining growth can be a challenging economic scenario for policymakers to address because traditional monetary and fiscal policies may not be effective in addressing both issues simultaneously.
Advancements in technology could adversely impact market movements and liquidity and could affect the overall performance of the Fund. For example, the advanced development and the regulation of artificial intelligence (“AI”) could lead to faster and more efficient markets, but also to higher trading volumes and greater volatility in times of market stress. Because AI has the potential to drive significant changes in how businesses and governments provide goods and services, it also could affect economic growth.
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AI’s role in increasing automation raises concerns about job displacement and could lead to economic and social disruptions. As AI is used more widely, which could occur relatively rapidly, the profitability and growth of certain issuers and industries could be adversely impacted in ways that cannot be foreseen at the present time and could adversely impact issuer and market performance. Furthermore, growth in the stock prices of a small group of “mega cap” companies in the information technology sector, many of which are investing heavily in AI research, development and infrastructure, has been the primary driver of broad stock market gains in recent years. These companies are often referred to as the “Magnificent Seven” (Alphabet, Amazon, Apple, Meta, Microsoft, Nvidia and Tesla). Significant downturns in the information technology sector could rapidly lead to widespread market weakness. In addition, there are concerns that the rapid rise in these companies’ public bond issuances to finance AI investments could strain the U.S. corporate bond market. The Fund’s holdings and its overall performance could be negatively impacted by any of these factors.
Recent and potential future bank failures could result in disruption to the broader banking system or markets generally and could decrease investor and consumer confidence in financial institutions, the broader banking system, and the economy as a whole, which may also heighten market volatility and reduce liquidity.
High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty. Economic, political and other developments may result in a further increase in the amount of public debt, including in the United States. The long-term consequences of high public debt are not known, but high levels of public debt may negatively affect economic conditions and the values of markets, sectors and companies in which the Fund invests.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, disagreements over budget, spending and deficit reduction plans, disagreements over government funding, a U.S. government shutdown (or the threat of such a shutdown), disagreements over, or threats not to increase, the U.S. government’s borrowing limit (or “debt ceiling”), and litigation related to these or other events, as well as political and diplomatic events abroad, may affect the regulatory landscape and investor and consumer confidence and behavior and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and have material adverse impacts on the Fund. Public health crises caused by outbreaks of infectious diseases or other public health issues may disrupt market conditions and operations and economies around the world, exacerbate other pre-existing economic, political, and social tensions and risks, and negatively affect market performance and the value of investments in individual companies in significant and unforeseen ways. The impact of any outbreak may last for an extended period of time. For example, the impact of the coronavirus disease (COVID-19) pandemic caused significant volatility and severe losses in global financial markets. Other outbreaks of infectious diseases or other public health issues that may arise in the future may have similar or worse effects.
In addition, global climate change may have a significant adverse effect on property and security values. A rise in sea levels, changes in weather patterns, an increase in powerful storms and/or an increase in flooding could cause real estate properties to lose value or become unmarketable altogether. Properties in affected zones may never recover their value. Large wildfires have devastated, and in the future may devastate, entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. Regulatory changes and divestment movements in the United States and abroad tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by affected properties, and insurers of the properties and/or of corporate, municipal or mortgage-backed securities. Because property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.
All of these risks may have a material adverse effect on the performance and financial condition of the companies and other issuers in which the Fund invests and on the overall performance of the Fund.
Regulatory Risk —  The Fund is subject to extensive laws and regulations that govern its operations. The Fund is subject to regulation by the Securities and Exchange Commission (“SEC”) and is also subject to regulations imposed by other governmental regulatory authorities and self-regulatory organizations. Similarly, the businesses and other issuers of the securities and other instruments in which the Fund invests are also subject to considerable regulation. These laws and regulations are subject to change. Extensive regulation or a change in existing laws or regulations (including lack of adequate regulations) may have unpredictable and unintended
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effects and may materially impact the Fund, security, business, sector or market. For example, extensive regulation or a change in existing laws or regulations made by the government or a regulatory body may limit or preclude the Fund’s ability to achieve its investment objective, impact the Fund’s investment policies or strategies, adversely affect the Fund’s efficiency in implementing its investment strategies, and/or reduce the attractiveness or increase the cost of an investment, which may, in turn, adversely affect the Fund’s performance. The Fund also may incur additional costs, which may be substantial, to comply with new requirements as well as to monitor for compliance with new requirements going forward. The Fund also may be adversely affected by changes in the interpretation or enforcement of existing laws or regulations. Changes in laws or regulations also may impair the operation of the U.S. or other securities markets.
Risk Management —  The actual risk exposure taken by the Fund in its investment program will vary over time, depending on various factors including the Adviser’s and Sub-Adviser’s evaluation of issuer, political, regulatory, market, or economic developments. The Adviser and Sub-Adviser undertake certain analyses with the intention of identifying particular types of risks and reducing the Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate the Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with the Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Adviser or Sub-Adviser will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. The Fund could experience losses if judgments about risk prove to be incorrect. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.
Valuation Risk —  The price at which the Fund sells any particular investment may differ from the Fund’s valuation of the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their net asset values. An investment’s valuation may differ depending on the method used for determining value. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not held fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain futures and fixed income securities, and currencies may be materially affected by events after the close of the markets on which they are traded but before the Fund determines its net asset value. The value of the Fund’s investments may change on days or during time periods when investors are not able to purchase or sell Fund shares. The Fund uses pricing services to provide values for certain securities, and there is no assurance that the Fund will be able to sell an investment at the price provided by such pricing services. Different pricing services use different valuation methodologies, potentially resulting in different values for the same investments. As a result, if the Fund were to change pricing services, or if a pricing service were to change its valuation methodology, the value of the Fund’s investments could be impacted. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.
Additional Information about Risks
Additional information that may be associated with the Fund's principal risks but that may not be principal to the Fund's investment strategies follows. The risks, which are described in alphabetical order and not in order of perceived importance or potential exposure, can negatively affect the Fund's performance.
Cash Management Risk —  Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Fund may be required to post collateral for the contract, the amount of which may vary. In addition, the Fund may maintain cash and cash equivalent positions as part of the Fund's strategy in order to take advantage of investment opportunities as they arise, to manage the Fund's market exposure and for other portfolio management purposes. As such, the Fund may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the 1290 Funds’ custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Fund's performance due to missed investment opportunities and could also subject the Fund to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling, or perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to honor its obligations, and increased costs, such as any fees imposed for large cash balances.
Counterparty Risk —  The Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance or non-performance by, another party to a transaction.
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Dividend Risk —  Dividends received on common stocks are not fixed but are paid at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which the Fund invests will pay dividends in the future or that dividends, if paid, will remain at current levels or increase over time. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise or fall, the prices of such securities may be impacted. A sharp rise in interest rates, an economic downturn, or other market or company-specific developments, could result in a company’s decision to decrease or eliminate a dividend. During a broad market advance, securities that pay dividends may not appreciate as much as securities that do not pay dividends.
Exchange-Traded Funds (“ETFs”) Risk —  When the Fund invests in an ETF, it will indirectly bear its proportionate share of the fees and expenses incurred by the ETF. These fees and expenses are in addition to the advisory fees and other expenses that the Fund and its shareholders bear directly in connection with the Fund’s own operations. As a result, the Fund’s shareholders will be subject to two layers of fees and expenses with respect to investments in the Fund. The cost of investing in the Fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. In addition, the Fund’s net asset value will be subject to fluctuations in the market values of the ETFs in which it invests. The Fund is also subject to the risks associated with the securities or other investments in which the ETFs invest, and the ability of the Fund to meet its investment objective will directly depend on the ability of the ETFs to meet their investment objectives. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the ETF, which will vary. The Fund does not control the investments of the ETFs, which may have different investment objectives and may engage in investment strategies that the Fund would not engage in directly. The ETFs may change their investment objectives or policies without the approval of the Fund. If that were to occur, the Fund might be forced to sell its investment in an ETF at a time and price that is unfavorable to the Fund.
In addition, many ETFs invest in securities included in, or representative of, underlying indexes regardless of investment merit or market trends and, therefore, these ETFs do not change their investment strategies to respond to changes in the economy, which means that such an ETF may be particularly susceptible to a general decline in the market segment relating to the relevant index. Imperfect correlation between an ETF’s securities and those in the index it seeks to track, rounding of prices, changes to the indices and regulatory policies may cause an ETF’s performance not to match the performance of its index. An ETF’s use of a representative sampling approach will result in its holding a smaller number of securities than are in the index it seeks to track. As a result, an adverse development respecting an issuer of securities held by the ETF could result in a greater decline in net asset value than would be the case if the ETF held all of the securities in the index. To the extent the assets in the ETF are smaller, these risks will be greater. No ETF fully replicates its index, and an ETF may hold securities not included in its index. Therefore, there is a risk that the investment strategy of the ETF manager may not produce the intended results. In addition, an actively managed ETF’s performance will reflect the ETF manager’s ability to make investment decisions that are suited to achieving the ETF’s investment objective.
Moreover, there is the risk that an ETF may value certain securities at a price higher than the price at which it can sell them. Secondary market trading in shares of ETFs may be halted by a national securities exchange because of market conditions or for other reasons. In addition, trading in these shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares will continue to be met or will remain unchanged. In addition, although ETFs are listed for trading on national securities exchanges, certain foreign exchanges and in over-the-counter markets, there can be no assurance that an active trading market for such shares will develop or be maintained, in which case the liquidity and value of the Fund’s investment in the ETFs could be substantially and adversely affected. In addition, because ETFs are traded on these exchanges and in these markets, the purchase and sale of their shares involve transaction fees and commissions. The market price of an ETF may be different from the net asset value of such ETF (i.e., an ETF may trade at a discount or premium to its net asset value). The performance of the Fund that invests in such an ETF could be adversely impacted.
Financial Services Sector Risk —  The value of securities issued by companies in the financial services sector may be adversely affected by, among other factors, the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The financial services sector is also a target for cyberattacks. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector. Increased risk-taking by financial services companies may result in greater overall risk in the global financial sector. Any of these factors could result in a material adverse impact on the Fund’s holdings and the performance of the Fund. The value of the Fund’s shares could experience significantly greater volatility than the value of shares of funds investing more broadly.
Money Market Risk —  Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation. In the event that any money market fund that seeks to maintain a stable $1.00 net asset value fails to maintain a stable net asset value (or if there is a perceived threat that a money market fund is likely to fail to maintain a stable
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net asset value), money market funds in general could face increased redemption pressures, which could jeopardize the stability of their net asset values. Certain money market funds have in the past failed to maintain stable $1.00 net asset values, and there can be no assurance that such failures and resulting redemption pressures will not occur in the future. A low- or negative-interest rate environment may prevent a money market fund from providing a positive yield and could negatively impact a money market fund’s ability to maintain a stable $1.00 net asset value per share.
Money market funds are subject to specific rules that affect the manner in which these funds are structured and operated. Changes in these rules may impact a money market fund’s expenses, operations, returns, liquidity and continued viability.
Securities Lending Risk —  Securities lending exposes the Fund to counterparty risk, market risk on the loaned securities, and reinvestment risk on the cash collateral. The Fund may lend its portfolio securities to brokers, dealers, other financial institutions and other eligible persons in order to earn additional income on those securities. Generally, any such loan of portfolio securities will be contractually required to be continuously secured by collateral in the form of cash or U.S. government or agency securities with a value at least equal to the value of the securities loaned. The Fund may reinvest cash collateral in short-term, highly liquid investments, such as money market funds and repurchase agreements (including for purchases of securities that may be loaned). The Fund could lose money on its investment of cash collateral if the assets in which cash collateral is reinvested do not perform as well as the original loaned securities. Because cash collateral received by the Fund in securities lending transactions may be invested in money market funds, the investment return on cash collateral so invested by the Fund may be affected by investment advisory fees, administrative fees, service fees and other fees that are indirectly borne by the Fund, which would be in addition to the fees the Fund pays its service providers. Securities lending is a form of leverage, which may magnify both gains and losses. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving additional collateral (to cover an increase in the market value of the loaned securities or a decrease in the value of any securities collateral) or in the recovery of the loaned securities or possible loss of rights in the collateral should the borrower fail financially. There is a risk that a borrower may default on its obligations to return loaned securities, which may result in a loss to the Fund. Securities loans are subject to termination by the Fund as lender or by the borrower at any time. If the Fund terminates a securities loan, it will forego any income on the loan after the termination. In addition, securities on loan may not be voted by the Fund, and there is a risk that the Fund may not be able to recall loaned securities in sufficient time to vote on material proxy matters. In addition, the Fund typically pays lending fees to the party that serves as the securities lending agent for the Fund and arranges loans under the securities lending program.
Sub-Adviser Selection Risk —  The Fund is subject to the risk that the Adviser’s process for selecting or replacing a Sub-Adviser and its decision to select or replace a Sub-Adviser does not produce the intended results.
In addition, the Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fees the Adviser retains, but also from the sub-advisory fees paid by the Adviser to the affiliated Sub-Adviser. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Fund, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. The Adviser or its affiliates also have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its affiliates, which could financially benefit the Adviser and its affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another. In addition, the Adviser’s and/or its affiliates’ other existing or potential business relationships, including with Sub-Advisers and/or their affiliates, or other financial or personal relationships, could influence the Adviser’s selection and retention or termination of Sub-Advisers. When recommending the appointment or continued service of a Sub-Adviser, the Adviser relies primarily on the qualitative and quantitative factors described in detail in the Prospectus.
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4. Management of the Fund
This section gives you information on 1290 Funds, the Adviser and the Sub-Adviser for the Fund.
1290 Funds
1290 Funds is organized as a Delaware statutory trust and is registered with the SEC as an open-end management investment company. 1290 Funds’ Board of Trustees is responsible for the overall management of 1290 Funds and the Fund. 1290 Funds issues shares of beneficial interest that are currently divided among nine (9) funds. This prospectus describes the Fund, which has authorized Class E shares. The share class is currently not offered for sale in all states. The Fund has its own investment objective, investment strategies and risks, which have been previously described in this Prospectus.
The 1290 Funds’ Board of Trustees oversees generally the operations of the Fund. 1290 Funds enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Adviser, custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or create an agreement or contract between the 1290 Funds or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
The Adviser
Equitable Investment Management, LLC is located at 1345 Avenue of the Americas, New York, New York 10105, and is the investment adviser to the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser currently claims an exclusion (under Commodity Futures Trading Commission Rule 4.5) from registration as a commodity pool operator with respect to the Fund. The Adviser is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc. (“Equitable Holdings”), which is a publicly-owned company. On March 26, 2026, Equitable Holdings and Corebridge Financial, Inc. (“Corebridge”) announced that they have entered into a definitive agreement to merge (the “Transaction”). The Transaction is expected to close on or about January 1, 2027, subject to customary closing conditions, including the receipt of requisite regulatory approvals and approval of the shareholders of both Equitable Holdings and Corebridge.
The Adviser has been registered with the SEC as an investment adviser since August 2022. As of June 30, 2026, the Adviser and Equitable Investment Management Group, LLC (“EIM”), an affiliate of the Adviser, had approximately $134.8 billion in total assets under management. EIM is a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”), which is an indirect, wholly-owned subsidiary of Equitable Holdings. EIM serves as the investment adviser to mutual funds and other pooled investment vehicles. 1290 Funds is part of a fund complex that includes EQ Advisors Trust, for which EIM serves as the investment adviser.
The Adviser provides or oversees the provision of all investment advisory, portfolio management and administrative services to the Fund. The Adviser has supervisory responsibility for the management and investment of the Fund’s assets and develops the investment objectives and investment policies for the Fund. The Adviser also has full discretion to make all determinations with respect to the investment of the Fund’s assets. As further discussed below, the Adviser’s management responsibilities include the selection and monitoring of Sub-Advisers.
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.
The Adviser selects Sub-Advisers to manage the Fund’s assets by utilizing a due diligence process covering a number of key factors which include, but are not limited to, the Sub-Adviser’s reputation, organizational stability, investment personnel, long-term performance, investment philosophy and style and correlation with other Sub-Advisers, if any, retained for other allocated portions of the Fund. The Adviser also considers the Sub-Adviser’s portfolio management policies, trading practices, procedures for the valuation of portfolio securities, business continuity planning, conflicts of interest, procedures for safeguarding client information, cybersecurity, regulatory and legal issues, and staffing and resources.
The Adviser plays an active role in monitoring the Fund and Sub-Adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Adviser also monitors the Sub-Adviser’s portfolio management
24 Management of the Fund

team to determine whether its investment activities remain consistent with the Fund’s investment style and objectives. Beyond performance analysis, the Adviser monitors significant changes that may impact the Sub-Adviser’s overall business and changes in investment personnel and senior management. The Adviser conducts ongoing investment reviews with the Sub-Adviser and performs comprehensive due diligence reviews with the Sub-Adviser no less frequently than annually. While the Adviser seeks to obtain information to monitor the Sub-Adviser, it is dependent on the availability of timely, complete and accurate data from the Sub-Adviser and other service providers, the timeliness, completeness and accuracy of which is not under the Adviser's control.
The Adviser seeks to obtain information concerning Fund and Sub-Adviser performance and Fund operations that is used to supervise and monitor the Sub-Adviser and Fund operations. The Adviser has a team responsible for conducting ongoing investment reviews with the Sub-Adviser and for developing the criteria by which performance is measured.
The Adviser selects Sub-Advisers from a pool of candidates, including its affiliates, to manage the Fund. The Adviser may hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of 1290 Funds’ Board of Trustees. The Adviser also may allocate the Fund’s assets to additional Sub-Advisers subject to the approval of 1290 Funds’ Board of Trustees and has discretion to allocate the Fund’s assets among its current Sub-Advisers. The Adviser recommends Sub-Advisers for the Fund to 1290 Funds’ Board of Trustees based upon its continuing quantitative and qualitative evaluation of a Sub-Adviser’s skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Sub-Adviser, and the Adviser does not expect to recommend frequent changes of Sub-Advisers.
If the Adviser hires, terminates or replaces the Sub-Adviser to the Fund, the Fund may experience a period of transition during which the securities held in the Fund may be repositioned in connection with the change in Sub-Adviser. The Fund may not pursue its principal investment strategies during such a transition period and may incur increased brokerage commissions and other transaction costs in connection with the change. Generally, transitions may be implemented before or after the effective date of a new Sub-Adviser’s appointment as a sub-adviser to the Fund, and may be completed in several days to several weeks, depending on the particular circumstances of the transition. In addition, the past performance of the Fund is not an indication of future performance. This may be particularly true where the Fund has undergone Sub-Adviser changes and/or changes to its investment objective or policies.
The Adviser’s investment personnel are primarily responsible for the selection, monitoring and oversight of the Fund’s Sub-Adviser.
Kenneth T. Kozlowski, CFP®, ChFC, CLU  has served as Executive Vice President and Chief Investment Officer of the Adviser since June 2022, as Executive Vice President and Chief Investment Officer of EIM since June 2012, and as Signatory Officer of Equitable Financial since November 2021. He has been an employee of Equitable Financial since 1999.
Miao Hu, CFA®  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2016 and as a Vice President of EIM since June 2016. She has served as a Director of Portfolio Analytics since December 2014. She has been an employee of Equitable Financial since November 2013.
Xavier Poutas, CFA®  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since December 2022, and as an Assistant Portfolio Manager of EIM since May 2011 and as a Vice President of EIM since June 2016. He has been an employee of Equitable Financial since August 2002.
Kevin McCarthy  has served as an Assistant Portfolio Manager of the Adviser since January 2023 and as a Vice President of the Adviser since June 2022, and as an Assistant Portfolio Manager of EIM since December 2018 and as a Vice President of EIM since July 2022. He has been an employee of Equitable Financial since August 2015.
Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund is available in the 1290 Funds’ SAI.
The Adviser has been granted relief from the SEC that permits the Adviser, subject to the approval of 1290 Funds’ Board of Trustees, to hire, terminate and replace Sub-Advisers and to amend the sub-advisory agreements between the Adviser and the Sub-Advisers without obtaining shareholder approval. If a new Sub-Adviser is retained for the Fund, shareholders will receive notice of such action. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Fund with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the Fund’s shareholders (in the case of the Fund, which is a new fund, the initial sole shareholder of the Fund, typically the Adviser or an affiliate, may provide this approval). The relief does not extend to any increase in the advisory fee paid by the Fund to the Adviser; any such increase would be subject to the approval of the Fund's shareholders.
Management of the Fund 25

The Sub-Adviser
The following describes the Fund's Sub-Adviser and portfolio managers and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of shares of the Fund is available in 1290 Funds’ SAI. The Sub-Adviser is subject to the oversight of the Adviser.
AllianceBernstein L.P.  (“AllianceBernstein”), 501 Commerce Street, Nashville, TN 37203, serves as Sub-Adviser to the Fund. AllianceBernstein manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. As of June 30, 2026, AllianceBernstein had approximately $905 billion in assets under management.
AllianceBernstein’s Passive Equity Investment Team, which is responsible for the management of all of AllianceBernstein’s Passive Equity accounts, manages and makes investment decisions for the Fund. The Passive Equity Investment Team relies heavily on quantitative tools.
Joshua Lisser  is Head of the Index and Derivative Solutions team and a member of the Equities and Multi-Asset Services investment teams. He joined AllianceBernstein in 1992 as a portfolio manager in the Index Strategies Group and developed various services, including equity factor strategies, risk-controlled equity strategies and derivative-based investment services.
Geoff Tomlinson, CFA®  is a Portfolio Manager for Index and Derivative Solutions. He joined AllianceBernstein in 2006 as an associate in the Institutional Investment Management Sales Group. Prior to transitioning to his current role, from 2011 to 2019, Mr. Tomlinson was a portfolio analyst for Index Strategies, with a focus on custom index and enhanced index strategies.
Conflicts of Interest
The Adviser currently serves as the investment adviser and the administrator for the Trust. EIM, an affiliate of the Adviser, currently serves as the investment adviser for EQ Advisors Trust, an investment company that is registered under the 1940 Act, and as the investment adviser for two private investment trusts that are exempt from such registration. The Adviser currently serves as the administrator for EQ Advisors Trust. The Adviser and its affiliates (including EIM, Equitable Financial, Equitable Distributors, LLC, Equitable Holdings and AllianceBernstein L.P.) and their respective managers, partners, directors, trustees, officers, and employees (collectively, for purposes of this Conflicts of Interest discussion, “Affiliates”) are insurance and related financial services companies engaged in life insurance, property and casualty insurance and reinsurance activities, as well as asset management, investment banking, securities trading, brokerage, real estate and other financial services activities, providing a broad range of services to a substantial and diverse client base. The broad range of activities, services, and interests of the Adviser and its Affiliates gives rise to actual, potential and/or perceived conflicts of interest, and could introduce certain investment or transactional restrictions, that could disadvantage the Fund and its shareholders.
Certain actual and potential conflicts of interest are discussed below and elsewhere in this Prospectus, and a further discussion of conflicts of interest appears in the SAI. Investors should carefully review these discussions. These discussions are not, and are not intended to be, a complete discussion of all of the actual and potential conflicts of interest that could arise. Additional or unanticipated conflicts of interest could arise from time to time in the ordinary course of the Adviser’s and its Affiliates’ various businesses. The Adviser and the Trust have adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. These practices, policies and procedures include, among others, information barriers, codes of ethics, pre-clearance and reporting of securities transactions by certain persons, and the use of independent persons to review certain types of transactions. There is no assurance, however, that these practices, policies and procedures will be effective, and these practices, policies and procedures also could limit the Fund’s investment activities and affect its performance.
Certain Conflicts Related to Fees and Compensation
The Adviser and certain of its Affiliates provide services including investment advisory, administration, shareholder servicing, and distribution support services to the Fund and earn fees from these relationships with the Fund. The Adviser and its Affiliates face conflicts of interest when the Fund selects affiliated service providers because the Adviser and its Affiliates receive greater compensation when they are used. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance and the Adviser and its Affiliates would still receive significant compensation from the Fund even if shareholders lose money. In addition, the Adviser and certain of its Affiliates manage or advise funds or accounts, including the Fund, with different fee rates and/or fee structures. Differences in fee arrangements could create an incentive for the Adviser and/or its Affiliates to favor higher-fee funds or accounts.
26 Management of the Fund

Certain Conflicts Related to the Adviser and its Affiliates Acting in Multiple Commercial Capacities
The Adviser and/or one or more Affiliates act or may act in various commercial capacities, including as investment manager, investment adviser, administrator, investor, commodity pool operator, underwriter, distributor, transfer agent, insurance company, investment banker, research provider, market maker, trader, lender, agent or principal, and may have direct and indirect interests in securities, commodities, currencies, derivatives and other instruments in which the Fund may directly or indirectly invest. Thus, it is likely that the Fund will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities with which the Adviser and/or an Affiliate has developed or is trying to develop business relationships or in which the Adviser and/or an Affiliate has significant investments or other interests. For example, the Adviser could have an incentive to hire as a Sub-Adviser or other service provider an entity with which the Adviser or one or more Affiliates have, or would like to have, significant or other business dealings or arrangements. In addition, when Affiliates act in various commercial capacities in relation to the Fund, the Affiliates could take commercial steps in their own interests, which could have an adverse effect on the Fund.
Certain Conflicts Related to the Use of Sub-Advisers
The Adviser is subject to certain conflicts of interest in connection with recommending the appointment and continued service of Sub-Advisers. Since the Adviser pays fees to the Sub-Advisers from the advisory fees that it earns from the Funds, any increase or decrease in the sub-advisory fees negotiated with proposed or current Sub-Advisers will result in a corresponding decrease or increase, respectively, in the amount of the advisory fees retained by the Adviser. If the Adviser is affiliated with a Sub-Adviser, the Adviser will benefit not only from the net advisory fee the Adviser retains, but also from the sub-advisory fee paid by the Adviser to the affiliated Sub-Adviser. The Adviser or its Affiliates also may have distribution relationships with certain Sub-Advisers or their affiliates under which the Sub-Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Adviser or its Affiliates, which could financially benefit the Adviser and its Affiliates or provide an incentive to the Adviser in selecting one Sub-Adviser over another or a disincentive for the Adviser to recommend the termination of such Sub-Advisers. In addition, the Adviser’s and/or its Affiliates’ other existing or potential business relationships (e.g., distribution, sub-administration, or custody arrangements), including with Sub-Advisers and/or their affiliates, or other financial or personal relationships or investments or other interests, could influence the Adviser’s selection and retention or termination of Sub-Advisers as well as sub-advisory or other fee negotiations.
The Adviser may allocate the Fund’s assets among multiple Sub-Advisers. While the Adviser seeks to allocate the Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Adviser is subject to conflicts of interest in allocating the Fund’s assets among Sub-Advisers, including affiliated Sub-Advisers, because the Adviser pays different fees to the Sub-Advisers and due to other factors that could impact the Adviser’s and/or its Affiliates’ revenues and/or profits.
The aggregation of assets of the Fund and other funds or accounts for purposes of calculating breakpoints in sub-advisory fees could create an incentive for the Adviser to select Sub-Advisers where the selection would serve to lower a sub-advisory fee and possibly increase the advisory fee retained by the Adviser or could provide a disincentive for the Adviser to recommend the termination of a Sub-Adviser from the Fund if the termination would cause the sub-advisory fee payable by the Adviser to increase on the Fund or other fund or account that aggregates its assets with the Fund. The aggregation of assets, or the potential to aggregate assets, also could influence the Adviser’s and/or its Affiliates’ sub-advisory or other fee negotiations.
Furthermore, the range of activities, services, and interests of a Sub-Adviser and its personnel could give rise to actual, potential and/or perceived conflicts of interest that could disadvantage the Fund that it sub-advises and the Fund’s shareholders. For example, a Sub-Adviser’s portfolio managers may manage multiple funds and accounts for multiple clients. In addition to the Fund, these funds and accounts may include, for example, other mutual funds, separate accounts, collective trusts, and offshore funds. Managing multiple funds and accounts could give rise to actual or potential conflicts of interest, including, for example, conflicts among investment strategies, conflicts in the allocation of limited investment opportunities, and conflicts in the aggregation and allocation of securities trades. In addition, a Sub-Adviser’s portfolio managers may manage or advise funds or accounts with different fee rates and/or fee structures, including performance-based fee arrangements. Differences in fee arrangements could create an incentive for a portfolio manager to favor higher-fee funds or accounts. The Sub-Adviser has adopted practices, policies and procedures that are intended to identify, monitor, and mitigate conflicts of interest. There is no assurance, however, that a Sub-Adviser’s practices, policies and procedures will be effective, and a Sub-Adviser’s practices, policies and procedures also could limit the investment activities of the Funds that it sub-advises and affect the Fund’s performance. Please see the 1290 Funds’ Statement of Additional Information for a further discussion of Sub-Adviser conflicts of interest.
Management of the Fund 27

5. Investing in the Fund
The Fund currently consists of the following class of shares: Class E shares. Class E shares are purchased and sold at their net asset value without a sales charge. The share class is currently not offered for sale in all states. The Fund is not designed for market-timers (see the section entitled “Buying and Selling shares — Purchase and Redemption Restrictions on Market-Timers and Active Traders”).
The table below summarizes the key features of Class E shares.
Class E
Availability	Limited to certain investors, including insurance company affiliates of the Adviser, or such other affiliated institutional accounts as the Adviser shall approve for investment.
Minimum Initial Investment	$1,000,000 for all accounts, unless otherwise approved by the Adviser.
Minimum Additional Investment	No subsequent minimum
28 Investing in the Fund

6. Opening an account
To open an account with 1290 Funds
1. Read the Prospectus carefully.
2. Determine how much you wish to invest. The following chart shows the investment minimums for accounts.
Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments
Insurance company institutional accounts	$1,000,000	No minimum requirement
*
Such minimum initial investment subject to discretion of the Adviser.
3. (a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or
(b) Complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or 1290 Funds at 1-888-310-0416. For more information on 1290 Funds investment programs, refer to the section entitled “Additional Information — Additional Investor Services” in the Prospectus.
To conform to regulations under the USA PATRIOT Act of 2001, 1290 Funds is required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the Fund may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the Fund cannot complete the identification process, your investment and the application may be returned.
Opening an account 29

7. Buying and selling shares
Buying Shares
Shareholders will be permitted to purchase Class E shares in accordance with procedures agreed upon with the Adviser.
Selling Shares
Shareholders will be permitted to sell Class E shares in accordance with procedures agreed upon with the Adviser. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind.
1290 Funds may suspend the right of redemption for any period or postpone payment for more than seven days when the New York Stock Exchange is closed (other than a weekend or holiday), or when trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended and payments may also be postponed for more than seven days during other periods permitted by the SEC. The Fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for the Fund to make cash payments as determined in the sole discretion of the Adviser. Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs and realize taxable capital gains when converting those securities to cash.
Exchanging and Converting Shares
Class E shares are not eligible to be exchanged for shares of any other 1290 Fund. Class E shares are not eligible to be converted into another share class.
Restrictions on Buying, Selling and Exchanging Shares
Purchase and Exchange Restrictions
The Fund reserves the right to suspend or change the terms of purchasing or exchanging shares.
Purchase and Redemption Restrictions on Market-Timers and Active Traders
The Trust, on behalf of the Fund, believes that it is in the best interests of its long-term shareholders to discourage the frequent purchases and redemptions or exchanges (sometimes referred to collectively as “trading activity”) of Fund shares to the extent it is deemed disruptive to the Fund.
Frequent trading of Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the Fund. Excessive trading activity may adversely affect Fund performance and the interests of long-term shareholders by, among other things, requiring the Fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, the Fund may have to sell its holdings to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the Fund’s performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because the Fund cannot predict how much cash it will have to invest, and the Fund’s portfolio management team may have to allocate a significant amount of assets to cash and other short-term investments or sell investments, rather than maintaining investments selected to achieve the Fund’s investment objective. In addition, disruptive trading activity of Fund shares may impede efficient portfolio management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, the Fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading.
In addition, to the extent the Fund invests in foreign securities it may be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to minimize these opportunities by using fair value pricing, as described in “How fund shares are priced” below.
To the extent the Fund invests in securities that are, or may be, restricted, unlisted, traded infrequently, thinly traded, or relatively illiquid it also may be vulnerable to market timing and short-term trading strategies. Traders using such strategies may seek to take advantage of a possible differential between the last available market prices for one or more of those relatively illiquid securities
30 Buying and selling shares

that are used to calculate the value of the Fund’s shares and the latest indications of market values for those securities. For example, high yield securities may present opportunities for short-term trading strategies because the market for such securities may be less liquid than the market for higher quality bonds which could result in pricing inefficiencies. One of the objectives of the Trust’s fair value pricing procedures, as described in “How fund shares are priced” below, is to minimize the possibilities of this type of arbitrage; however, there can be no assurance that the Trust’s valuation procedures will be successful in eliminating it.
The Trust’s Board of Trustees has adopted certain policies and procedures discussed below to discourage what it considers to be disruptive trading activity. As a general matter, the Trust and the Fund reserve the right to reject any purchase or exchange that they believe, in their sole discretion, is disruptive (or potentially disruptive) to the management of the Fund.
Through the Trust’s transfer agent, the Trust, the Adviser or their designees may perform ongoing monitoring of shareholder trading in shares of the Fund in order to try and identify shareholder trading patterns that suggest an ongoing short-term or disruptive trading strategy. If shareholder trading patterns identified by the Trust, the Adviser or their designees through monitoring leads the Trust, the Adviser or their designees to reasonably conclude that such trading may be detrimental to the Fund, then the transfer agent, on behalf of the Trust and the Fund may, among other things, reject any specific purchase or exchange order and temporarily or permanently bar future purchases into the Fund. If the Fund rejects a shareholder’s purchase or exchange order, the shareholder will not be able to execute that transaction, and the Fund will not be responsible for any losses that the shareholder may suffer.
In considering a shareholder’s trading patterns, the Trust may consider, among other factors, the shareholder’s trading history both directly and, if known, through financial intermediaries, in the Fund and in other 1290 Funds or in accounts under common control or ownership. In order to reduce disruptive trading activity, the Trust, the Adviser or their designees may consider a number of factors, including monitoring the frequency of trading activity, and the size of purchases and exchanges in relation to portfolio assets in the Fund.
The Trust’s policies and procedures seek to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:
•  There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive. The Trust’s procedures do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that Fund performance will be affected by such activity.
•  The design of such policies and procedures involves inherently subjective judgments, which the Trust, the Adviser or their designees seek to make in a fair and reasonable manner consistent with the interests of all shareholders.
•  The limits on the ability to monitor certain potentially disruptive trading activity means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent trading activity while others will bear the effect of that frequent trading activity.
Consistent with seeking to discourage potentially disruptive trading activity, the Adviser, or a designee thereof or the Trust also may, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, as well as change its procedures to restrict this activity.
Selling Restrictions
The table below describes restrictions in place on selling shares of the Fund described in this Prospectus.
Restriction	Situation
• The Fund may suspend the right of redemption or postpone payment for more than 7 days:
• When the New York Stock Exchange is closed (other than a
weekend/holiday).
• When trading is restricted by the SEC.
• When the SEC declares that an emergency exists.
• Any other period permitted by the SEC.

• The Fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
Buying and selling shares 31

Restriction	Situation
• The Fund may pay the redemption price in whole or part
by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption
request in order to raise capital:

• When it is detrimental for the Fund to make cash
payments as determined in the sole discretion of the
Adviser.
• Securities distributed in kind are subject to market risk until sold, and shareholders may incur brokerage or other costs
and realize capital gains when converting those securities
to cash.

• The Fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.
32 Buying and selling shares

8. How fund shares are priced
“Net asset value” is the price of one share of the Fund without a sales charge, and is calculated each business day using the following formula:
Total Market Value =	Total market value of securities	+	Cash and other assets	-	Liabilities
Number of outstanding shares
The net asset value of Fund shares is determined according to this schedule:
•  A share’s net asset value is normally determined each day the New York Stock Exchange (“Exchange”) is open for trading as of 4:00 p.m. Eastern time. In the event of an emergency or other disruption in trading on the Exchange, a share’s price would still normally be determined as of 4:00 p.m. Eastern Time.
•  The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is received and accepted by the Fund or its designated agent.
•  Because foreign securities sometimes trade on days when the Fund’s shares are not priced, the value of the Fund’s investment that includes such securities may change on days when shares of the Fund cannot be purchased or redeemed.
The net asset value of the Fund can, until the Fund engages in its scheduled distribution(s), increase based on income and capital gains generated by the Fund's holdings. In accordance with standard industry accounting practices, the income and capital gains generated by the Fund's holdings are classified as assets, rather than liabilities, until the business day preceding the dividend record date.
Generally, portfolio securities are valued as follows:
Equity securities (including securities issued by ETFs) —  valued at the last quoted sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price provided by a pricing service.
Debt securities —  generally valued on the basis of prices provided by an approved pricing service; however, when the prices of the securities cannot be obtained from an approved pricing service, such securities are generally valued at a bid price estimated by a broker.
Convertible bonds and unlisted convertible preferred stocks —  valued at prices obtained from a pricing service for such instruments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.
Securities traded on foreign exchanges —  valued at the most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that exchange or market that will materially affect its value. In that case, the security will be valued using fair value methods by the Adviser at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.
Options —  exchange traded options are valued at their last sales price or, if not available, at the bid price. Options not traded on an exchange or not actively traded are valued according to fair value methods.
Futures —  valued at their last settlement price or, if there is no settlement price, at the latest available bid price.
Investment company securities —  shares of open-end mutual funds (other than ETFs) held by the Fund will be valued at the net asset value of the shares of such funds as described in such funds’ prospectuses.
Repurchase agreements and reverse repurchase agreements —  valued at original cost (par) plus accrued interest. Other pricing methods such as amortized cost may be utilized depending on the features of the instrument.
Swaps —  centrally cleared swaps are priced using the value determined by the central counterparty at the end of the day, which price may be provided by an approved pricing service. With respect to over-the-counter swaps and centrally cleared swaps where the central counterparty price is unavailable, a price provided by an approved pricing service will be used.
How fund shares are priced 33

Pursuant to applicable law, the Board of Trustees of 1290 Funds has designated the Adviser as the Fund's valuation designee. As the Fund's valuation designee, and subject to the Board’s oversight, the Adviser is responsible for determining in good faith the fair value of Fund investments for which market quotations are not readily available or are believed by the Adviser to be unreliable. In these circumstances, the Fund may use a fair value estimate made according to methods the Adviser has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers, high yield securities, and securities of certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing (a method that takes into consideration the value of other securities with similar characteristics, such as ratings, yield and maturity), discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. In addition, if events or circumstances affecting the values of portfolio securities occur between the closing of their principal markets and the time the Fund’s net asset value is determined, such as with respect to foreign securities trading on foreign exchanges that may close before the time the Fund’s net asset value is determined, the Adviser may ascertain a fair value for such securities when it deems that the event or circumstance would materially affect the Fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.
The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by a fair valuation method established by the Adviser that relies on other available pricing inputs. As such, fair value pricing is based on subjective judgments and it is possible that the fair valuations reached may differ materially from the value realized on a sale and from the prices used by other registered funds to calculate their net asset values. The fair value pricing policy is intended to assure that the Fund net asset value fairly reflects security values as of the time of pricing. In certain circumstances, fair value pricing of the Fund securities can help to protect the Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s net asset value by such traders.
34 How fund shares are priced

9. Dividends and other distributions and tax consequences
Dividends and other Distributions
The Fund generally distributes most or all of its net investment income and net realized gains, if any, annually. The Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions are expected to consist primarily of ordinary income and/or net capital gains.
Dividends distributed by the Fund may be reinvested automatically in shares of the distributing class of the Fund at their net asset value without a sales charge or may be taken in cash. If you would like to receive distributions in cash, contact your financial professional, financial intermediary or the Fund.
When you purchase shares of the Fund, part of the net asset value per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the net asset value of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) effectively represent a return of a portion of the purchase price.
Tax Consequences
For federal income tax purposes, the Fund has elected and intends to qualify for taxation as a regulated investment company (a “RIC”) under the Code.
You will pay federal income tax on dividends from the Fund whether you receive them in cash or reinvest them in additional shares. Some dividends you receive may include income earned by the Fund prior to your purchase of shares and were, therefore, included in the Fund’s value and the price you paid for your shares. This is known as “buying into a dividend.” If you redeem Fund shares, you will be treated as having sold the Fund shares, and any gain on the transaction will be subject to federal income tax.
Any dividends you receive from the Fund attributable to its net investment income, the excess of its net short-term capital gain over net long-term capital loss and its net gains from certain foreign currency transactions, if any, will be taxed to you as ordinary income.
If the Fund realizes capital gains in excess of realized capital losses in any fiscal year and any available capital loss carryforwards from prior years, it generally expects to make capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment or that are attributable to capital gains or other income that, although realized by the Fund, had not yet been distributed at the time you made your investment. Unless you purchase shares through a tax-advantaged account, these distributions will be taxable to you. When the Fund sells investments after a period of significant value appreciation, the amount of the taxable distribution relative to the amount you invested could be substantial. You can try to minimize the chances of buying into dividends earned or buying into capital gains reflecting asset appreciation occurring prior to your investment, if you choose, by waiting to invest until after the Fund has paid a dividend or capital gain distribution.
If, for any taxable year, the Fund distributes an amount that exceeds the sum of its investment company taxable income plus net capital gain for that year, such excess distributions generally will constitute a return of capital (ROC). A ROC might result from, among other things, differences between book and tax accounting treatment, investments in certain derivatives, dividend payables and foreign currency transactions. A ROC generally will not be taxable to a shareholder but will reduce a shareholder’s tax basis in Fund shares and result in a higher reported capital gain or lower reported capital loss when those shares are sold.
A Fund shareholder who wants to use a method for determining his or her basis in Fund shares other than the average basis method (which is the Fund’s default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged. See the “Taxation” section in the 1290 Funds’ SAI for a description of the rules regarding that election and the Fund’s reporting obligation.
Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
Dividends and other distributions and tax consequences 35

10. Additional information
Additional Investor Services
Automatic Reinvestment Plan
Dividends and other distributions may be automatically reinvested in the same class of shares without a sales charge.
1290 Equity 500 Index Fund — Related Web Site
Visit https://equitable-funds.com/EIM to review your account balance and recent transactions, to view daily prices and performance information.
36 Additional information

11. Financial highlights
Because the Fund had not commenced investment operations prior to the date of this Prospectus, financial highlights are not yet available for the Fund.
Financial highlights 37

12. Appendix
Historical Performance of the AllianceBernstein L.P. S&P 500 Index Composite
The 1290 Equity 500 Index Fund (the “Fund”) is expected to commence operations on or about November 2, 2026. The Fund is sub-advised by AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein manages accounts with investment styles, objectives, policies, and strategies substantially similar to those AllianceBernstein uses to manage the Fund. AllianceBernstein has been responsible for the day-to-day management of the accounts for all periods shown in this Appendix. These accounts are included in a composite comprised of separately managed accounts and mutual funds (including the EQ Advisors Trust - EQ/Equity 500 Index Portfolio), the performance of which is presented in this Appendix (the “Composite”). The Composite is composed of all accounts managed by AllianceBernstein with investment styles, objectives, policies, and strategies substantially similar to those AllianceBernstein uses to manage the Fund.
The Composite’s performance is presented in U.S. dollars. Performance presented for the Composite has been generated on an asset-weighted basis and includes the reinvestment of dividends.
This Appendix presents historical performance information for the Composite as a whole. Because of the similarities between the Fund and the Composite, this information may help provide an indication of the Fund’s risks by showing how a similar Composite has performed historically. The performance of the Composite, however, is not the performance of the Fund, and you should not assume that the Fund will have the same performance as the Composite.
The performance of the Fund may be greater or less than the performance of the Composite due to, among other things, the number of the holdings in and composition of the Fund’s portfolio, as well as the asset size and cash flow differences between the Fund and the Composite. Certain accounts in the Composite are not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 and the Internal Revenue Code, which, if they had applied, might have adversely affected the accounts’ performance results.
The inception date of the Composite is December 31, 1984. This Appendix includes an index (i.e., the S&P 500 Index) for purposes of comparing the performance of the Composite. The S&P 500 Index is a broad-based securities index that reflects the investment strategies and performance target of the accounts underlying the Composite.
Performance information for the Composite is presented below. The bar chart shows how the Composite’s total return has varied over time, and the table shows the Composite’s performance over the last one (1) year, three (3) years, five (5) years, ten (10) years, and since inception as of December 31, 2025 (as compared with the S&P 500 Index for reference).
The past performance of the Composite is no guarantee of future results in managing the Fund. The information in this Appendix does not represent the performance of the Fund and is no indication of how it would have performed in the past or will perform in the future.
The past performance of the Composite has been calculated net of actual fees and expenses. The Composite’s returns would be lower if the past performance reflected the fees and expenses of the Fund. The fees and expenses of the Fund are higher than those of the Composite.
An index is unmanaged, and it is not possible to invest directly in an index. The S&P 500 Index performance figures include the reinvestment of dividends on securities in the index, but do not account for any charges, fees, or Fund expenses.
The Composite performance information presented herein has been calculated and provided by the Fund’s sub-adviser.

  Calendar Year Total Returns — Composite (%)

2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
11.84%	21.71%	(4.42)%	31.36%	18.29%	28.58%	(18.11)%	26.19%	24.93%	17.80%

Best quarter (% and time period):	20.47%	2020 2nd Quarter
Worst quarter (% and time period):	(19.57)%	2020 1st Quarter
38 Appendix

  Composite Annualized Total Returns (%)

Period ended December 31, 2025	1 Year	3 Year	5 Year	10 Year	Since Inception (12/31/84)
Composite	17.80%	22.92%	14.35%	14.73%	11.89%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	23.01%	14.42%	14.82%	11.92%
Benchmark
The S&P 500 Index is a broad measure of the performance of 500 leading companies chosen for market size, liquidity, and industry group representation to represent the equity performance of large-capitalization U.S. companies .
Appendix 39

Annual and Semi-Annual Reports  —  Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
Form N-CSR  —  Additional information about the Fund’s investments is available in Form N-CSR. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.
Statement of Additional Information (SAI)  —  The SAI includes additional information about the Fund, has been filed with the SEC, and is incorporated into this Prospectus by reference, which means that it is legally considered to be part of this Prospectus.
Portfolio Holdings Disclosure  —  A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities holdings is available in the Fund’s SAI, which is available on the Fund’s website.
To request a free copy of the Fund’s SAI, annual or semi-annual reports to shareholders, or financial statements, request other information about the Fund, or make shareholder inquiries, contact your financial professional, or contact the Fund by calling 1-888-310-0416 from 8:30 a.m. to 5:30 p.m. (Eastern Time) on any business day. You can also access and download the Fund's SAI, annual and semi-annual reports to shareholders, and other information such as the Fund’s financial statements (as well as a copy of this Prospectus) at 1290 Equity 500 Index Fund’s website: https://equitable-funds.com/EIM, free of charge.
Your financial professional or 1290 Fund will also be happy to answer your questions or to provide any additional information that you may require.
Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at:
http://www.sec.gov
Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov
“Equitable” is the brand name of Equitable Holdings, Inc. and its family of companies, including Equitable Financial Life Insurance Company (NY, NY), Equitable Advisors, LLC and Equitable Distributors, LLC. The obligations of Equitable Financial Life Insurance Company are backed solely by their claims-paying ability.
© 2026 Equitable Financial Life Insurance Company. All rights reserved.
1345 Avenue of the Americas, New York, NY 10105
(212) 554-1234
1290 Funds
(Investment Company Act File No. 811-22959)
Mutual Funds: • Are Not a Deposit of Any Bank • Are Not
FDIC Insured • Are Not Insured by Any Federal Government Agency • Are Not Guaranteed by Any Bank or Savings Association • May Go Down in Value
Equitable Financial Life Insurance Company (NY, NY)